DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2024
DISCONTINUED OPERATIONS
Schedule of major classes of assets and liabilities held for sale and components comprising net loss from our discontinued operations

Year Ended
December 31, 2023
Revenues from discontinued operations, net of discounts	$10,260
Cost of goods sold	9,074
Gross profit	1,186

Operating expenses from discontinued operations:
Selling, general, and administrative	2,115
Depreciation and amortization	2,675
Total operating expenses from discontinued operations	4,790

Loss from operations	(3,604)

Other expense
Interest Expense	(580)

Income taxes
Current tax provision	(575)
Deferred tax benefit	870
Total income taxes	295

Loss from discontinued operations
Loss from discontinued operations, net of taxes	(3,889)
Loss on disposal of discontinued operations	(182,464)
Loss from discontinued operations	$(186,353)